UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2004
Date of Report (Date of earliest event reported)

V G TECH, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Raiffeisenstrasse 1
D-61169 Friedberg, Germany
(Address of principal executive offices)	(Zip Code)

49-(0)-6031-791760
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02     ELECTION OF DIRECTORS

Dr. Erwin Oser was appointed to our Board of Directors on October 20, 2004. In addition to his duties as a member of our Board of Directors, Dr. Oser is in charge of research and development for our Energy Technologies department.

Since 1985, Dr. Oser has been the principal behind “Dr. Oser/Partner in Technik,” a German based management consulting firm that specializes in assisting clients to create efficient organizational structures and to develop and introduce new products and technologies. Dr. Oser received his Diploma in Physics and his Doctorate in Physical Chemistry from RWTH Aachen, in Germany. He has also obtained a Certificate in Economics from RWTH Aachen.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V G TECH, INC.

Date: November 2, 2004		/s/ Achim Stamm
By:
Achim Stamm
President, Secretary and Treasurer